<SUBMISSION>
      <TYPE>  8-K
      <FILER>
            <CIK>  0000948268
            <CCC>  xxxxxxxx
      </FILER>
      <SROS>  NYSE
      <PERIOD>  10/09/03
      <ITEMS>  5
      <ITEMS>  7
      <SUBMISSION-CONTACT>
            <NAME>  Toby  Clemens
            <PHONE>  (301) 468-3146
      </SUBMISSION-CONTACT>

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2003 (October 1, 2003)

CRIIMI MAE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	33-94694	52-1931369
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Rockville Pike, Rockville, Maryland		20852
(Address of principal executive offices)		(Zip Code)

(301) 816-2300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Exhibit Index is on Page 4

Item 5.

                                     Other Events

Attached hereto is the Report to Mortgage Certificateholders for the payment date October 1, 2003, concerning CRIIMI MAE Financial Corporation's 7.00% Collateralized Mortgage Obligations due January 1, 2033.

Item 7.                                     Financial Statements and Exhibits

Exhibit 20.1	CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated October 1, 2003.

S I G N A T U R E

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIIMI MAE Financial Corporation

October 14, 2003	By:	/s/ Cynthia O. Azzara
Cynthia O. Azzara
	Its:	Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description
20.1	CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated October 1, 2003

Exhibit 20.1

U.S. Bank
U.S. Bank Corporate Trust Services	Payment Date:	October 1, 2003
Trustee's Report to Certificateholders	Record Date:	September 20, 2003

Contents

Principal and Interest Details
Balance Information
Delinquency
Other Information
Supplemental Loan Level remittance and delinquency information

Report Sections	Preparer
Distribution Date Statement	Trustee

U.S. Bank Information Delivery Vehicles
Web Site:	www.usbank.com/abs
For other information delivery requests:	ct.information.delivery@usbank.com

Deal-Specific Contacts
Account Officer (trustee and paying agent questions):	Daniel Scully	(617) 603-6407
Account Administrator (analytics and collateral questions):	Jason Soulia	(617) 603-6437
Servicer CRIIMI MAE	Karen Walter	(301) 468-3194

Rating Agency Contacts
Fitch IBCA, Inc.	Moody's Investors Service
One State Street Plaza	99 Church Street
New York, New York 10004	New York, New York 10007
(212) 908-0500	(212) 553-0300

Standard & Poor's Rating Services
55 Water Street
New York, New York 10041
(212) 438-2430

Disclaimer Notice

This report has been prepared by, or is based on information furnished to U.S. Bank Corporate Trust Services ("US Bank") by, one or more third parties (e.g. Servicers, Master Servicer, etc.) and U.S. Bank has not independently verified information received from or prepared by any such third party.  U.S. Bank shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and U.S. Bank makes no representations or warranties with respect thereto.  The information in this report is presented here with the approval of the Issuer solely as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.

CRIIMI MAE Financial Corporation

7.00% Collateralized  Mortgage Obligations

Payment Date:  October 1, 2003

Principal Distribution Detail

	Scheduled Principal	Principal Prepayments	FHA Insurance Proceeds	Realized Losses	Net Principal Distribution
FHA Mortgages	$23,162.59	$0.00	$0.00	$0.00	$23,162.59
GNMA	$44,046.72	$2,454,791.02	N/A	$0.00	$2,498,837.74
Total	$67,209.31	$2,454,791.02	$0.00	$0.00	$2,522,000.33

Interest Distribution Detail

	Interest Amount	Interest Strip Amount	Net Int. Dist. Incl. Prepay Penalty
FHA Mortgages	$200,836.44	$18,742.86	$182,093.58
GNMA	$252,038.15	N/A	$276,586.06
Total	$452,874.59	$18,742.86	$458,679.64

Interest Payable on Bonds

Beginning Balance	Interest Rate (Fixed)	Interest Payable	Additional Interest Payable
$58,355,900.26	7.00%	$340,409.42	$0.00

Principal Balance of Collateral

	Actual Beginning Balance	Actual Principal Payable	Actual Ending Balance
FHA Mortgages	$27,512,929.61	$23,162.59	$27,489,767.02
GNMA	$37,714,606.56	$2,498,837.74	$35,215,768.82
Total	$65,227,536.17	$2,522,000.33	$62,705,535.84

Principal Balance of Bonds

Beginning Balance	Principal Payable	Ending Balance
$58,355,900.26	$2,522,000.33	$55,833,899.93

CRIIMI MAE Financial Corporation

7.00% Collateralized Mortgage Obligations

Payment Date:  October 1, 2003

Delinquent Mortgage Loans

	One Month	Two Months	Three Months+	Foreclosures
Number	0	0	2	0
Scheduled Ending Principal Balance	$0.00	$0.00	$66,730.70	$0.00
Actual Ending Principal Balance:	$0.00	$0.00	$66,730.70	$0.00

Delinquent Mortgage Loans Detail

Months Delinquent	Loan Number	Actual Stated Principal Balance	Status of Foreclosure
Assigned to HUD	158925	$35,837.38	N/A
Assigned to HUD	158926	$30,893.32	N/A
		$66,730.70

Liquidations

Loan Number	Nature of Liquidation	Final Recovery Determination	FHA Proceeds	Realized Loss

P&I Advances

Aggregate P&I Advances	$0.00
Aggregate unreimbursed P&I Advances	$0.00
Interest on P&I Advances paid to Master Servicer	$0.00
Interest accrued on unreimbursed P&I Advances	$0.00

Realized Losses

Aggregate Realized Losses incurred	$0.00

Fees

	Master Servicing Fee	Trustee Fee

FHA Mortgages	$1,146.37	$206.35
GNMA	$1,571.44	$282.86
Total	$2,717.81	$489.21

CRIIMI MAE FINANCIAL CORPORATION

7.00% Collateralized Mortgage Obligations

Due 1/1/2033

Payment Date:  October 1, 2003

Loan No.	Property Name	Maturity Date	Note Rate	Net Rate	Pass-thru Rate	I/O Rate	Scheduled Beginning Balance	Actual Beginning Balance
086-15001	Austin Hewitt House - II	01/01/31	9.500%	9.250%	9.191%	0.875%	226,523.88	226,523.88
086-43027	Austin Hewitt House Expansion	01/01/31	10.750%	10.500%	10.441%	1.500%	1,041,672.50	1,041,672.50
117-43049	Bell Avenue Nursing Home	09/01/31	11.000%	10.580%	10.521%	2.455%	1,811,472.48	1,811,472.48
072-43092	Centralia Fireside	10/01/32	9.125%	8.625%	8.566%	0.125%	35,837.38	35,837.38
072-43093	Centralia Friendship	11/01/32	9.000%	8.500%	8.441%	0.000%	30,893.32	30,893.32
052-43041	Devlin Manor	10/01/32	10.000%	9.950%	9.891%	1.200%	5,484,316.03	5,484,316.03
016-43064	Eastgate Nursing	07/01/33	9.625%	9.250%	9.191%	1.250%	1,737,562.71	1,737,562.71
083-10013	Guardian Court Apts	06/01/34	8.750%	8.625%	8.566%	2.000%	2,139,584.29	2,139,584.29
117-43048	Southern Oaks Nursing Home	01/01/31	11.000%	10.375%	10.316%	1.375%	2,364,548.29	2,364,548.29
000-43043	Stoddard Baptist Nursing Home	03/01/27	8.000%	7.900%	7.841%	0.000%	8,693,561.46	8,693,561.46
121-35818	Woodcreek Apartments	10/01/26	7.250%	7.125%	7.066%	0.000%	3,946,956.98	3,946,956.98
	FHA Subtotal	11/23/28	9.03%	8.84%	8.78%	0.82%	27,512,929.32	27,512,929.32

CRIIMI MAE FINANCIAL CORPORATION

7.00% Collateralized Mortgage Obligations

Due 1/1/2033

Payment Date:  October 1, 2003

Loan No.	Property Name	Scheduled P & I (Gross)	Actual P & I (Net)	Scheduled Principal Payment	Actual Principal Payment	Scheduled Interest Payment	Actual Net Interest Payment
086-15001	Austin Hewitt House - II	1,938.08	1,890.89	144.77	144.77	1,746.12	1,746.12
086-43027	Austin Hewitt House Expansion	9,855.73	9,638.71	524.08	524.08	9,114.63	9,114.63
117-43049	Bell Avenue Nursing Home	17,409.23	17,109.56	1,138.41	1,138.41	15,971.15	15,971.15
072-43092	Centralia Fireside	22,822.81	0.00	0.00	0.00	257.58	0.00
072-43093	Centralia Friendship	21,974.50	0.00	0.00	0.00	218.83	0.00
052-43041	Devlin Manor	48,350.87	48,122.38	2,648.26	2,648.26	45,474.12	45,474.12
016-43064	Eastgate Nursing	14,776.18	14,233.19	839.48	839.48	13,393.71	13,393.71
083-10013	Guardian Court Apts	16,739.55	16,182.34	804.08	804.08	15,378.26	15,378.26
117-43048	Southern Oaks Nursing Home	22,808.19	21,576.65	1,133.16	1,133.16	20,443.49	20,443.49
000-43043	Stoddard Baptist Nursing Home	68,388.21	67,663.75	10,431.14	10,431.14	57,232.61	57,232.61
121-35818	Woodcreek Apartments	29,345.41	28,934.27	5,499.21	5,499.21	23,435.06	23,435.06
	FHA Subtotal	274,408.76	225,351.75	23,162.59	23,162.59	202,665.57	202,189.16

CRIIMI MAE FINANCIAL CORPORATION

7.00% Collateralized Mortgage Obligations

Due 1/1/2033

Payment Date:  October 1, 2003

Loan No.	Property Name	Interest Strip	WL/NIS Interest	Scheduled Ending Bal.	Actual Ending Bal.	Delinq. Status	Paid in Full Amount
086-15001	Austin Hewitt House - II	165.17	1,580.95	226,379.11	226,379.11
086-43027	Austin Hewitt House Expansion	1,302.09	7,812.54	1,041,148.42	1,041,148.42
117-43049	Bell Avenue Nursing Home	3,705.97	12,265.18	1,810,334.07	1,810,334.07
072-43092	Centralia Fireside	0.00	0.00	35,837.38	35,837.38	Asgnd to HUD
072-43093	Centralia Friendship	0.00	0.00	30,893.32	30,893.32	Asgnd to HUD
052-43041	Devlin Manor	5,484.32	39,989.80	5,481,667.77	5,481,667.77
016-43064	Eastgate Nursing	1,809.96	11,583.75	1,736,723.23	1,736,723.23
083-10013	Guardian Court Apts	3,565.97	11,812.29	2,138,780.21	2,138,780.21
117-43048	Southern Oaks Nursing Home	2,709.38	17,734.11	2,363,415.13	2,363,415.13
000-43043	Stoddard Baptist Nursing Home	0.00	57,232.61	8,683,130.32	8,683,130.32
121-35818	Woodcreek Apartments	0.00	23,435.06	3,941,457.77	3,941,457.77
	FHA Subtotal	18,742.86	183,446.30	27,489,766.73	27,489,766.73		0.00

CRIIMI MAE FINANCIAL CORPORATION

7.00% Collateralized Mortgage Obligations

Due 1/1/2033

Payment Date:  October 1, 2003

Loan No.	Property Name	Maturity Date	Note Rate	GNMA Rate	Pass-thru Rate	I/O Rate	Scheduled Beginning Balance	Actual Beginning Balance
364007	Baptist Retirement System	06/15/18	8.250%	8.000%	7.941%		2,723,576.65	2,723,576.65
364008	Bellhaven Nursing Center	12/15/31	8.625%	8.375%	8.316%		13,685,134.81	13,685,134.81
385399	Capital Crossing Apts	05/15/21	7.980%	7.730%	7.671%		9,410,887.06	9,410,887.06
383725	Elwood Gardens	06/15/29	8.150%	7.875%	7.816%		2,454,791.02	2,454,791.02
382271	Fox Hills Apartments	05/15/24	8.700%	8.250%	8.191%		904,108.62	904,108.62
318504	Plaza Apartments	11/15/30	8.000%	7.750%	7.691%		1,224,970.92	1,224,970.92
400387	Regal Ridge Apartments	04/15/35	8.250%	8.000%	7.941%		4,310,428.83	4,310,428.83
365647	The Rebecca Apartments	03/15/34	8.500%	8.250%	8.191%		3,000,706.79	3,000,706.79
	GNMA Subtotal	10/01/29	8.33%	8.08%	8.02%	0.00%	37,714,604.70	37,714,604.70

	Total	05/01/29	8.63%	8.40%	8.34%	0.34%	65,227,534.02	65,227,534.02

CRIIMI MAE FINANCIAL CORPORATION

7.00% Collateralized Mortgage Obligations

Due 1/1/2033

Payment Date:  October 1, 2003

Loan No.	Property Name	Scheduled P & I (Gross)	Actual P & I (Net)	Scheduled Principal Payment	Actual Principal Payment	Scheduled Interest Payment	Actual Net Interest Payment
364007	Baptist Retirement System	26,719.70	26,152.29	7,995.11	7,995.11	18,157.18	18,157.18
364008	Bellhaven Nursing Center	107,805.31	104,954.27	9,443.43	9,443.43	95,510.84	95,510.84
385399	Capital Crossing Apts	82,749.62	80,789.03	20,167.23	20,167.23	60,621.80	60,621.80
383725	Elwood Gardens	19,003.15	16,109.57	0.00	0.00	16,109.57	16,109.57
382271	Fox Hills Apartments	7,854.81	7,515.77	1,300.02	1,300.02	6,215.75	6,215.75
318504	Plaza Apartments	9,215.81	8,960.61	1,049.34	1,049.34	7,911.27	7,911.27
400387	Regal Ridge Apartments	32,002.70	31,104.69	2,368.50	2,368.50	28,736.19	28,736.19
365647	The Rebecca Apartments	22,978.10	22,352.95	1,723.09	1,723.09	20,629.86	20,629.86
	GNMA Subtotal	308,329.20	297,939.17	44,046.72	44,046.72	253,892.45	253,892.45

	Total	582,737.96	523,290.92	67,209.31	67,209.31	456,558.02	456,081.61

CRIIMI MAE FINANCIAL CORPORATION

7.00% Collateralized Mortgage Obligations

Due 1/1/2033

Payment Date:  October 1, 2003

Loan No.	Property Name	Interest Strip	WL/NIS Interest	Scheduled Ending Bal.	Actual Ending Bal.	Delinquency Status	Paid in Full Amount
364007	Baptist Retirement System			2,715,581.54	2,715,581.54
364008	Bellhaven Nursing Center			13,675,691.38	13,675,691.38
385399	Capital Crossing Apts			9,390,719.83	9,390,719.83
383725	Elwood Gardens			0.00	0.00		2,454,791.02
382271	Fox Hills Apartments			902,808.60	902,808.60
318504	Plaza Apartments			1,223,921.58	1,223,921.58
400387	Regal Ridge Apartments			4,308,060.33	4,308,060.33
365647	The Rebecca Apartments			2,998,983.70	2,998,983.70
	GNMA Subtotal			35,215,766.98	35,215,766.98		2,454,791.02

	Total	18,742.86	183,446.30	62,705,533.71	62,705,533.71		2,454,791.02